UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Nordstrom, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

June 1, 2004

Dear Shareholders:

We conducted our Annual Meeting on May 25th as scheduled, but adjourned it before taking the vote on the four proposals included in the proxy statement previously sent to you. We adjourned the meeting in order to give you the corrected information described below and an opportunity to change your vote, if you so desire.

The day before the Annual Meeting, we discovered an error in the Option Exercises table contained at the bottom of page 38 of our proxy statement. That page is reprinted on the back of this letter, with the corrected numbers in boldface. As you can see, for three of the named executives, we reported some of their numbers incorrectly. Simply put, the figures in the columns entitled “Number of Shares Acquired on Exercise” and “Dollar Value Realized” are supposed to represent all stock options exercised by the named executives during the 2003 fiscal year. In contrast, the numbers we published in the original proxy statement only included the number and value of options where the named executive continued to hold the underlying stock after exercise. In other words, it excluded the typical exercise/sell transaction where the underlying stock is sold at the time the option is exercised. All of these option-related transactions were correctly reported in other filings with the Securities and Exchange Commission, but those totals do not match the totals shown in the original proxy statement.

If you have already voted your shares and do not wish to change your vote, no further action is necessary. If you have not voted, or would like to change your vote based on this corrected information, you may use the proxy card provided with these materials. The polls will remain open until the Annual Meeting is reconvened. Any prior proxy card that you sent will automatically be replaced by the latest proxy card sent, so again, if you are not changing your vote, you do not need to send a new proxy card.

We will reconvene the adjourned Annual Meeting on Tuesday, June 22, 2004 at 11:00 a.m., Pacific Daylight Time in Conference Room 7H, Downtown Seattle Nordstrom, 1617 Sixth Avenue, 7th Floor, Seattle, Washington 98101-1742. Please note that since the Annual Meeting program was conducted on May 25th as scheduled, the reconvened meeting will consist of no more than presenting the proposals included in the proxy statement and announcing the results of the vote. We will also report the results of that vote in our quarterly report on Form 10-Q for the second quarter of fiscal 2004. Should you have any questions please call our Corporate Secretary at (206) 303-4401.

Sincerely, Blake W. Nordstrom President

1700 Seventh Avenue, Suite 1000, Seattle, WA 98101-4407 (206) 303-4416 Fax (206) 303-4419
nordstrom.com

Option Grants	The following table reports information concerning option grants during the fiscal year ended January 31, 2004 to the Named Executive Officers:

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms
Name	Number of Options Granted(a)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	5%	10%
Blake W. Nordstrom	43,750	(b)	1.61%	$17.70	3/5/2013	$487,000	$1,234,154
Peter E. Nordstrom	46,722		1.72%	$17.70	2/18/2013	$520,083	$1,317,992
Erik B. Nordstrom	46,722		1.72%	$17.70	2/18/2013	$520,083	$1,317,992
Michael G. Koppel	43,607		1.61%	$17.70	2/18/2013	$485,408	$1,230,120
James R. O'Neal	33,721		1.24%	$17.70	2/18/2013	$375,363	$951,244

(a)

Options were granted at the fair market value of the Company’s Common Stock on February 18, 2003, the date of the grant. These options vest and become exercisable in four equal annual installments beginning one year from the date of grant. To the extent not already exercisable, options generally become exercisable upon a sale of the Company or substantially all of its assets.

(b)

Option was granted at the higher of the fair market value of the Company’s Common Stock on February 18, 2003 (the day of the Company’s annual grant) or March 5, 2003 (the date of the President’s grant).

Option Exercises and Year End Value Table	The following table sets forth information concerning option exercises and the value of options held at January 31, 2004, by the Named Executive Officers:

			Number of Unexercised Options Held at January 31, 2004		Dollar Value of Unexercised, In-the-Money Options held at January 31, 2004(b)
Name	Number of Shares Acquired on Exercise	Dollar Value Realized(a)	Exercisable	Unexercisable	Exercisable	Unexercisable
Blake W. Nordstrom	2,732	$8,578	175,852	166,644	$2,144,070	$2,802,304
Peter E. Nordstrom	36,710	$472,578	114,188	131,681	$964,854	$2,204,996
Erik B. Nordstrom	3,704	$16,810	129,618	109,800	$1,281,302	$1,834,448
Michael G. Koppel	0	$0	41,911	100,071	$753,168	$1,858,022
James R. O'Neal	17,850	$263,237	65,510	78,831	$709,198	$1,403,067

(a)	Dollar value is based on the market value of the Company’s Common Stock on the date of exercise minus the exercise price.

(b)	Dollar value is based on the market value of the Company’s Common Stock on January 31, 2004, minus the exercise price.

38

VOTE BY INTERNET - www.proxyvote.com
NORDSTROM, INC. C/O CORPORATE SECRETARY 1700 SEVENTH AVENUE - 7TH FLOOR SEATTLE, WA 98101

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 24, 2004. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 24, 2004. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Nordstrom, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Please allow sufficient time for the postal service to deliver your voted proxy card to ADP by May 24, 2004.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	NORDS1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NORDSTROM, INC.

The Board of Directors recommends a vote FOR all nominees
		For	Withhold	For All	To withhold authority to vote for any individual
Vote On Directors		All	All	Except	nominee, mark “For All Except” and write the
PROPOSAL 1. ELECTION OF DIRECTORS					Nominee’s number on the line Below.
Nominees:
01) D. W. Gittinger	05) J. N. Nordstrom	☐	☐	☐
02) E. Hernandez, Jr.	06) A. E. Osborne, Jr., Ph.D.
03) J. P. Jackson	07) W. D. Ruckelshaus
04) B. A. Nordstrom	08) A. A. Winter

Vote On Proposals						For	Against	Abstain

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

PROPOSAL 2. APPROVAL OF THE NORDSTROM, INC. 2004 EQUITY INCENTIVE PLAN						☐	☐	☐

PROPOSAL 3. APPROVAL OF THE NORDSTROM, INC. EXECUTIVE MANAGEMENT GROUP BONUS PLAN						☐	☐	☐

PROPOSAL 4. RATIFICATION OF THE APPOINTMENT OF AUDITORS						☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Board of Directors at present knows of no other matters to be brought before the meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

Nordstrom
introduces

Electronic Delivery of Proxy Materials

ELECTRONIC MAILINGS WILL LOWER THE COMPANY’S COSTS AND HOPEFULLY WILL BE MORE CONVENIENT FOR YOU.

Nordstrom is pleased to offer our Registered Shareholders the convenience of viewing Proxy Statements, Annual Reports to Shareholders and related materials on-line.  With your consent, we can stop sending paper copies of these documents beginning next year and until you notify us otherwise.

To participate, please follow the easy directions on the right.  You will receive notification by e-mail when the materials are available for review.

It’s Easy – Please Follow These 5 Steps:

Œ	Log onto the Internet at www.nordstrom.com

	Go to Investor Relations, then Proxy E-Delivery

Ž	Enter your Social Security or Tax I.D. Number

	Enter your e-mail address

	Enter a PIN number of your choice

www.nordstrom.com

Investor Relations/Proxy E-Delivery

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NORDSTROM, INC.

1617 SIXTH AVENUE, SEATTLE, WASHINGTON 98101-1742

By signing this Proxy, the Shareholder appoints D. Wayne Gittinger and David L. Mackie, or either of them, with full power of substitution, proxies to vote all shares of stock of the undersigned entitled to vote at the Annual Meeting of Shareholders of Nordstrom, Inc. to be held May 25, 2004, at 11:00 a.m., Pacific Daylight Time, in the John W. Nordstrom Room, Downtown Seattle Nordstrom, 1617 Sixth Avenue, 5th Floor, Seattle, Washington, 98101-1742, and any adjournment thereof, with all power the Shareholder would possess if personally present. This Proxy will be voted in accordance with the instructions given. Unless revoked or otherwise instructed, the shares represented by this Proxy will be voted for proposals 1, 2, 3 and 4, and will be voted in accordance with the discretion of the proxies upon all other matters that may come before the meeting and any adjournment thereof.

Notwithstanding the above, if there are shares allocated to the Shareholder’s account in the Nordstrom Profit Sharing and 401(k) Plan (the “Plan”), the undersigned hereby confidentially directs the Plan’s Trustee (Putnam Fiduciary Trust Company) to vote all shares as indicated on the reverse side of this card. If this Proxy is signed and returned without specific instructions for voting, the shares will be voted by the Plan’s Trustee as provided in the paragraph above. If the Shareholder does not vote the shares held by the Plan (by returning this Proxy), they will be voted in the discretion of the Plan’s fiduciary, as provided by the Plan.

PLEASE SEE REVERSE SIDE